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                                                              Exhibit 10.1c(2)






        CONSENT AND AGREEMENT WITH RESPECT TO EXTENSION OF COMMITMENT
      PERIOD END DATE AND TERMINATION OF COMMITMENT OF ONE LENDER UNDER
                               CREDIT AGREEMENT


           THIS CONSENT AND AGREEMENT (this "Consent"), dated as of July 10, 2001, is granted to STEEL DYNAMICS, INC., an Indiana corporation (the "Borrower"), by the lenders listed on the signature pages hereof and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit Agreement referred to below (the "Agent").


                                  RECITALS:

           WHEREAS the Borrower, certain lenders, the Agent, and certain Arrangers entered into a Credit Agreement, dated as of May 5, 2000 (as amended by the First Amendment, dated as of March 15, 2001, the "Credit Agreement"), pursuant to which the Lenders have agreed to extend credit to the Borrower;

           WHEREAS, the "Commitment Period End Date", as defined in the Credit Agreement, is July 17, 2001; and

           WHEREAS, The Huntington National Bank desires that its Commitment under the Credit Agreement expire on the current Commitment Period End Date and the Borrower and the other Lenders are agreeable to such expiration; and

           WHEREAS, as contemplated by Section 2.03 of the Credit Agreement, the Borrower has requested that the other Lenders consent to an extension of the Commitment Period End Date and the other Lenders are willing to provide such consent; and

           WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Original Agreement.

           NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby agree as follows:

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           Section 1. Termination of Commitment. Upon this Consent becoming effective as set forth below, the Commitment of The Huntington National Bank under the Credit Agreement shall terminate on July 17, 2001, with the result that The Huntington National Bank shall cease to be a Lender as of such date and the aggregate Unborrowed Commitment Amounts of the Lenders from and after such date shall be $45,000,000. On July 17, 2001, the Borrower shall pay to the Agent, for the account of The Huntington National Bank, all accrued and unpaid Commitment Fee attributable to the Commitment of The Huntington National Bank.

           Section 3. Consent. As contemplated by Section 2.03 of the Credit Agreement, the Lenders (other than The Huntington National Bank) hereby consent to the extension of the Commitment Period End Date under the Credit Agreement to July 16, 2002. As contemplated by the last sentence of Section
2.03 of the Credit Agreement, this Consent shall, upon execution hereof by each of the Lenders, the Agent and the Borrower, and subject to the conditions set forth in such sentence, become effective on July 17, 2001; provided, however, that this Consent shall not become effective if any Loans are outstanding under the Credit Agreement on July 17, 2001. This Consent shall become effective as set forth in the immediately preceding sentence whether or not the Borrower's request therefore complied with the timing requirement of the second sentence of Section 2.03 of the Credit Agreement.

           Section 3. Certain Conditions. As contemplated by Section 4.02 of the Credit Agreement (which is referred to in the last sentence of Section
2.03 of the Credit Agreement with respect to the effectiveness of this Consent), the Borrower confirms that its request for this Consent and its execution hereof shall constitute a representation and warranty that the conditions set forth in Section 4.02 of the Credit Agreement will be satisfied as of July 17, 2001.

           Section 4. Miscellaneous. (a) The Credit Agreement is in all respects ratified, approved and confirmed and shall remain in full force and effect among the Borrower, Mellon Bank, N. A. and Kreditanstalt fur Wiederaufbau.

           (b) This Consent shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

           (c) This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed



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an original, but all such counterparts shall constitute but one and the same instrument.



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           IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Consent as of the date first above written.


                                        STEEL DYNAMICS, INC.



                                        By
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                                        Title:




                                        MELLON BANK, N.A., as Lender
                                          and as Agent


                                        By
                                          -----------------------------------
                                        Title:




                                        KREDITANSTALT FUR WIEDERAUFBAU



                                        By
                                          -----------------------------------
                                        Title:


                                        By
                                          -----------------------------------
                                        Title:




                                        THE HUNTINGTON NATIONAL BANK



                                        By
                                          -----------------------------------
                                        Title: